Exhibit 99.1

FOR IMMEDIATE RELEASE

Aaron’s Holdings Sets Record and Closing Date for Spin-Off of the Aaron’s Business

Company Establishes Record Date of November 27, 2020

Anticipates Closing Spin-Off on November 30, 2020

ATLANTA, November 17, 2020 – Aaron’s Holdings Company, Inc. (NYSE: AAN) (the “Company”), a leading omnichannel provider of lease-purchase solutions, today announced that its Board of Directors has established November 27, 2020 as the record date and November 30, 2020 as the anticipated closing date for the distribution of the Aaron’s Business segment to the Company’s shareholders.

Following the spin-off transaction, the Company will be renamed PROG Holdings, Inc and will trade on the New York Stock Exchange under the new symbol “PRG”. The spun-off company that will hold the Aaron’s Business segment will be named The Aaron’s Company, Inc. (The Aaron’s Company), and its common stock will trade on the New York Stock Exchange under the symbol “AAN”.

Additional Details of the Distribution

The separation will be completed through a pro rata dividend of The Aaron’s Company common stock to Company shareholders of record as of the close of business on the record date. Each Company shareholder as of the record date will receive one (1) share of common stock of The Aaron’s Company for every two (2) shares of Company common stock held by such shareholder on the record date. Shareholders will receive cash in lieu of any fractional shares that they would otherwise receive in the distribution.

The distribution does not require shareholder approval, nor is any shareholder action necessary to receive shares in the distribution of common stock of The Aaron’s Company. Shareholders who hold Company common stock as of the record date will receive shares in book-entry form and no physical share certificates of The Aaron’s Company will be issued.

The Aaron’s Company’s Registration Statement on Form 10, as amended, including an Information Statement describing the spin-off, the Aaron’s Business, certain risks of owning common stock of The Aaron’s Company and other details regarding the separation and distribution has been filed with the U.S. Securities and Exchange Commission and notice of internet availability of the information statement will be mailed to the Company’s shareholders as of the record date and posted to the investor relations section of the Company’s website.

The spin-off has been structured to qualify as a tax-free distribution to Company shareholders and the Company for U.S. federal income tax purposes, except with respect to cash received in lieu of fractional shares. Company shareholders should consult with their tax advisors with respect to the U.S. federal, state, local and foreign tax consequences of the spin-off.

Beginning on November 25, 2020, and continuing until the occurrence of the distribution, the Company expects that Company common stock will trade in two markets on the NYSE: in the “regular-way” market under the symbol “AAN” and under the current name, “Aaron’s Holdings Company, Inc.”, and in the “ex-distribution” market under the symbol “PRG WI.” and under the new name “PROG Holdings, Inc.”

Any Company shareholders who sell their shares in the “regular-way” market on or before November 27, 2020, will also be selling their right to receive The Aaron’s Company common stock in the distribution. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying and selling Company common stock on or before the distribution date.

Trading in common stock of The Aaron’s Company is expected to begin on a “when issued” basis on or about November 25, 2020 on the New York Stock Exchange, under the symbol “AAN WI.” and under the name “The Aaron’s Company, Inc.” “When issued” trading of common stock of The Aaron’s Company will continue until the distribution occurs. The Company anticipates that “regular way” trading of common stock of The Aaron’s Company under the symbol “AAN” will begin on December 1, 2020.

On December 1, 2020, “regular-way” trading for the Company under the name “PROG Holdings, Inc.” will begin on the NYSE under the symbol “PRG.”

The distribution of The Aaron’s Company common stock is subject to the satisfaction or waiver of certain conditions including, but not limited to, the Registration Statement on Form 10 for The Aaron’s Company common stock being declared effective by the U.S. Securities and Exchange Commission, and the other conditions described in the information statement included in the Form 10.

About Aaron’s Holdings Company, Inc.

Headquartered in Atlanta, Aaron’s Holdings Company, Inc. (NYSE: AAN), is a leading omnichannel provider of lease-purchase solutions. Progressive Leasing provides lease-purchase solutions through more than 20,000 retail partner locations in 46 states and the District of Columbia, including e-commerce merchants. The Aaron’s Business engages in the sales and lease ownership and specialty retailing of furniture, home appliances, consumer electronics and accessories through its approximately 1,400 Company-operated and franchised stores in 47 states, Puerto Rico and Canada, as well as its e-commerce platform, Aarons.com. Vive Financial, provides a variety of second-look credit products that are originated through federally-insured banks. For more information, visit investor.aarons.com, Aarons.com, ProgLeasing.com, and ViveCard.com.

Forward-Looking Statements

Statement under the Private Securities Litigation Reform Act of 1995: Statements in this news release that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “will,” “expected,” “positioned,” and similar terminology. These risks and uncertainties include factors such as (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) failure of the separation to qualify for the expected tax treatment; (d) the risk that the Aaron’s and Progressive businesses will not be separated successfully or such separation may be more difficult, time-consuming and/or costly than expected; (e) the possibility that the operational, strategic and shareholder value creation opportunities from the separation may not be achieved; (f) the effects on our business from the COVID-19 pandemic, including its impact on our revenue and overall financial performance and the manner in which we are able to conduct our operations; (g) increases in lease merchandise write-offs and the provision for returns and uncollectible renewal payments in light of the impact of the COVID-19 pandemic; and (h) the other risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and The Aaron’s Company’s Registration Statement on Form 10, as amended, initially filed with the U.S. Securities and Exchange Commission on November 2, 2020. Statements in this press release that are “forward-looking” include without limitation statements regarding the planned separation of the Aaron’s and Progressive businesses, the timing of any such separation, the expected benefits of the separation, and the future performance of the Aaron’s and Progressive businesses if the separation is completed. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this press release.

Contact

Michael P. Dickerson

Aaron’s Holdings Company, Inc.

Vice President, Corporate Communications & Investor Relations

678-402-3590

mike.dickerson@aarons.com